COMMITMENTS AND CONTINGENCIES	9 Months Ended
Dec. 31, 2021
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

16. COMMITMENTS AND CONTINGENCIES

Commitments for each of the next five years and thereafter are as follows:

As at December 31, 2021

	Less than 1 year	1–3 years	4–5 years	More than 5 years	Total
Gas, electricity and non-commodity contracts	$525,713	$2,082,448	$388,541	$92,936	$3,089,638

(a)  Surety bonds and letters of credit

Pursuant to separate arrangements with several bond agencies, Just Energy has issued surety bonds to various counterparties including states, regulatory bodies, utilities and various other surety bond holders in return for a fee and/or meeting certain collateral posting requirements. Such surety bond postings are required in order to operate in certain states or markets. Total surety bonds issued as at December 31, 2021 amounted to $51.2 million (March 31, 2021 – $46.3 million) and are backed by letters of credit or cash collateral.

As at December 31, 2021, Just Energy had total letters of credit outstanding in the amount of $171.1 million (March 31, 2021 – $99.4 million) (Note 9(c)).

(b)  Legal proceedings

Just Energy and its subsidiaries are party to a number of legal proceedings. Other than as set out below, Just Energy believes that each proceeding constitutes legal matters that are incidental to the business conducted by Just Energy and that the ultimate disposition of the proceedings will not have a material adverse effect on its consolidated earnings, cash flows or financial position.

On March 9, 2021, Just Energy filed for and received creditor protection pursuant to the Court Order under the CCAA and similar protection under Chapter 15 of the Bankruptcy Code in the United States in connection with the Weather Event. On September 15, 2021, the Ontario Court approved the Company’s request to establish a claims process to identify and determine claims against the Company and its subsidiaries that are subject to the ongoing CCAA Proceedings (the “Claims Procedure Order”). As part of the CCAA Proceedings and in accordance with the Claims Procedure Order, Just Energy continues to review and determine which claims will be allowed, modified or disallowed, which may result in additional liabilities subject to compromise that are not currently reflected in the Interim Condensed Financial Statements. Currently, the total claims filed against Just Energy and its subsidiaries pursuant to the Claims Procedure Order are in excess of $12 billion, including approximately $1 billion in secured claims, which include letters of credit. The previously disclosed class action against Just Energy, Just Energy Corp. and Just Energy Ontario L.P. with Haidar Omarali as plaintiff, and certain other class action claims, are subject to the Claims Procedure Order.  Just Energy expects that the final amount of accepted unsecured claims will be much lower than the face amount of the filed claims.

On July 23, 2019, Just Energy announced that, as part of its Strategic Review process, management identified customer enrolment and non-payment issues, primarily in Texas. In response to this announcement, and in some cases in response to this and other subsequent related announcements, putative class action lawsuits were filed in the United States District Court for the Southern District of New York, in the United States District Court for the Southern District of Texas and in the Ontario Court, on behalf of investors that purchased Just Energy Group Inc. securities during various periods, ranging from November 9, 2017 through August 19, 2019. The U.S. lawsuits have been consolidated in the United States District Court for the Southern District of Texas with one lead plaintiff and the Ontario lawsuits have been consolidated with one lead plaintiff. The U.S. lawsuit seeks damages allegedly arising from violations of the United States Securities Exchange Act. The Ontario lawsuit seeks damages allegedly arising from violations of Canadian securities legislation and of common law. The Ontario lawsuit was subsequently amended to, among other things, extend the period to July 7, 2020. On September 2, 2020, pursuant to Just Energy’s plan of arrangement, the Superior Court of Justice (Ontario) ordered that all existing equity class action claimants shall be irrevocably and forever limited solely to recovery from the proceeds of the insurance policies payable on behalf of Just Energy or its directors and officers in respect of any such existing equity class action claims, and such existing equity class action claimants shall have no right to, and shall not, directly or indirectly, make any claim or seek any recoveries from any of the released parties or any of their respective current or former officers and directors in respect of any existing equity class action claims, other than enforcing their rights to be paid by the applicable insurer(s) from the proceeds of the applicable insurance policies. Pursuant to the CCAA Proceedings, these proceedings have been stayed. Just Energy denies the allegations and will vigorously defend against these claims if they proceed.

On November 12, 2021, Just Energy, along with its affiliates Just Energy Texas LP, Fulcrum Retail Energy LLC, and Hudson Energy Services LLC (the “Just Energy Parties”), initiated a lawsuit (the “Lawsuit”) against ERCOT and the PUCT in the United States Bankruptcy Court for the Southern District of Texas (the “Texas

Bankruptcy Court”). The Lawsuit seeks to recover payments that were made by the Just Energy Parties to ERCOT for certain invoices relating to the Weather Event.  On February 2, 2022, the Texas Bankruptcy Court dismissed the Lawsuit against the PUCT and two of the Just Energy Parties’ five claims against ERCOT. The Texas Bankruptcy Court requested that the Just Energy Parties amend their pleadings for two of the claims against ERCOT.  Just Energy intends to amend the pleadings as requested and continue the Lawsuit against ERCOT. The remaining claim against ERCOT may be dismissed or abated by the Texas Bankruptcy Court.